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                    M A S T E R  L E A S E  A G R E E M E N T

MASTER LEASE AGREEMENT (the "Master Lease") dated June 3, 1997 by and between COMDISCO, INC. ("Lessor") and PACKETEER, INC. Lessee").

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.18):

1. PROPERTY LEASED.

Lessor leases to Lessee all of the Equipment described on each Summary Equipment Schedule. In the event of a conflict, the terms of the applicable Schedule prevail over this Master Lease.

2. TERM.

On the Commencement Date, Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Summary Equipment Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3. RENT AND PAYMENT.

Rent is due and payable in advance on the first day of each Rent Interval at the address specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay a Late Charge on the overdue amount. Upon Lessee's execution of each Schedule, Lessee will pay Lessor the Advance specified on the Schedule. The Advance will be credited towards the final Rent payment if Lessee is not then in default. No interest will be paid on the Advance.

4. SELECTION; WARRANTY AND DISCLAIMER OF WARRANTIES.

4.1 SELECTION. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor, other than as set forth in the Schedule.

4.2 WARRANTY AND DISCLAIMER OF WARRANTIES. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Summary Equipment Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the willful misconduct or negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5. TITLE; RELOCATION OR SUBLEASE; AND ASSIGNMENT.

5.1 TITLE. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, and at Lessor's expense, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Summary Equipment Schedules as appropriate. Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold the Owner, Lessor, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so, except where such is caused by Lessor.

5.2 RELOCATION OR SUBLEASE. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United States provided (i) the Equipment will not be used by an entity exempt from federal income tax, and (ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) Lessee executes sublease documents acceptable to Lessor.

No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

5.3 ASSIGNMENT BY LESSOR. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

(a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule; and

(b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim;

(c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6. NET LEASE; TAXES AND FEES.

6.1 NET LEASE. Each Summary Equipment Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts due hereunder is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

6.2 TAXES AND FEES. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Summary Equipment Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state, local and franchise taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all such property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7. CARE, USE AND MAINTENANCE; INSPECTION BY LESSOR.

7.1 CARE, USE AND MAINTENANCE. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available and considered common business practice for each item of Equipment, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer or self maintains, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term, provided re-certification is available and is required by Lessor. The lease term will continue upon the same terms and conditions until recertification has been obtained.

7.2 INSPECTION BY LESSOR. Upon reasonable advance notice, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee hereby represents, warrants and covenants that with respect to the Master Lease and each Schedule executed hereunder:

(a) The Lessee is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease of property or the conduct of its business requires such qualification, except for where such lack of qualification would not have a material adverse effect on the Company's business; and has full corporate power and authority to hold property under the Master Lease and each Schedule and to enter into and perform its obligations under the Master Lease and each Schedule.

(b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule are not inconsistent with the Lessee's Articles of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.



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(c) There are no actions, suits, proceedings or patent claims pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

(d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

(e) The Lessee has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except the liabilities and obligations of the Lessee as set forth in the Financial Statements and liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

(f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

(g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9. DELIVERY AND RETURN OF EQUIPMENT.

Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Summary Equipment Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitation, expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall return the Equipment to Lessor at 6111 North River Road, Rosemont, Illinois 60018 or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be limited to the cost of returning the Equipment to Lessor's address as set forth herein. During the period subsequent to receipt of a notice under Section 2, Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

10. LABELING.

Upon request, Lessee will mark the Equipment indicating Lessor's interest with labels provided by Lessor. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11. INDEMNITY.

With regard to bodily injury and property damage liability only, Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment during the term of this Master Lease or until Lessee's obligations under the Master Lease terminate. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12. RISK OF LOSS.

Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration, and will insure Lessor's interests regardless of any breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primary without right of contribution from any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee will furnish appropriate evidence of such insurance acceptable to Lessor.

Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessee's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing with respect to that item of Equipment, Lessee's obligation to pay further Rent for the item of Equipment will cease.

13. DEFAULT, REMEDIES AND MITIGATION.

13.1 DEFAULT. The occurrence of any one or more of the following Events of Default constitutes a default under a Summary Equipment Schedule:

(a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) business days after written notice; or

(b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) business days after written notice; or

(c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

(d) The occurrence of an Event of Default under any Schedule, Summary Equipment Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

13.2 REMEDIES. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

(a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

(b)        recover from Lessee any damages and or expenses, including Default
Costs;

(c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

(d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

(e) pursue any other remedy permitted by law or equity.

The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

13.3 MITIGATION. Upon return of the Equipment pursuant to the terms of Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

(a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs; or

(b) if leased, the present value (discounted at 3 percent (3%) over the U.S. Treasury Notes of comparable maturity to the term of the re-lease) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14. ADDITIONAL PROVISIONS.

14.1 BOARD ATTENDANCE. One representative of Lessor will have the right to attend Lessee's corporate Board of Directors meetings and Lessee will give Lessor reasonable notice in advance of any special Board of Directors meeting, which notice will provide an agenda of the subject matter to be discussed at such board meeting. Lessee will provide Lessor with a certified copy of the minutes of each Board of



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Directors meeting within thirty (30) days following the date of such meeting held during the term of this Master Lease.

14.2 FINANCIAL STATEMENTS. As soon as practicable at the end of each month (and in any event within thirty (30) days), Lessee will provide to Lessor the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"). As soon as practicable at the end of each fiscal year, Lessee will provide to Lessor audited Financial Statements setting forth in comparative form the corresponding figures for the fiscal year (and in any event within ninety (90) days), and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including, but not limited to, tax returns, income statements, balance sheets and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations. After the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission.

14.3 OBLIGATION TO LEASE ADDITIONAL EQUIPMENT. Upon notice to Lessee, Lessor will not be obligated to lease any Equipment which would have a Commencement Date after said notice if: (i) Lessee is in default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the lender or any secured party to demand immediate payment of any material indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform its obligations under this Master Lease or any Schedule.

14.4 MERGER AND SALE PROVISIONS. Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9. Lessor hereby consents to any Merger in which the acquiring entity has a Moody's Bond Rating of BA3 or better or a commercially acceptable equivalent measure of creditworthiness as reasonably determined by Lessor.

14.5 ENTIRE AGREEMENT. This Master Lease and associated Schedules and Summary Equipment Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

14.6 NO WAIVER. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

14.7 BINDING NATURE. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

14.8 SURVIVAL OF OBLIGATIONS. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule, Summary Equipment Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

14.9 NOTICES. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of (1) actual receipt or (2) three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "the Comdisco Venture Group") or Lessee, at the address set out in the Schedule, (3) one day after it is sent by courier or (4) on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the sending party.

14.10 APPLICABLE LAW. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

14.11 SEVERABILITY. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

14.12 COUNTERPARTS. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate."

14.13 LICENSED PRODUCTS. Lessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

14.14 SECRETARY'S CERTIFICATE. Lessee will, upon execution of this Master Lease, provide Lessor with a secretary's certificate of incumbency and authority. Upon the execution of each Schedule with a purchase price in excess of $1,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel in a form acceptable to Lessor regarding the representations and warranties in Section 8.

14.15 ELECTRONIC COMMUNICATIONS. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

14.16 LANDLORD/MORTGAGEE WAIVER. Lessee agrees to provide Lessor with a Landlord/Mortgagee Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

14.17 EQUIPMENT PROCUREMENT CHARGES/PROGRESS PAYMENTS. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Master Lease, be required to remit any payments to any manufacturer or other third party until Lessee accepts the Equipment subject to this Master Lease.

14.18 DEFINITIONS.

ADVANCE - means the amount due to Lessor by Lessee upon Lessee's execution of each Schedule.

ASSIGNEE - means an entity to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

CASUALTY LOSS - means the irreparable loss or destruction of Equipment.

CASUALTY VALUE - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

COMMENCEMENT DATE - is defined in each Schedule.

DEFAULT COSTS - means reasonable attorney's fees and remarketing costs resulting from a Lessee default or Lessor's enforcement of its remedies.

DELIVERY DATE - means date of delivery of Inventory Equipment to Lessee's address.

EQUIPMENT - means the property described on a Summary Equipment Schedule and any replacement for that property required or permitted by this Master Lease or a Schedule.

EVENT OF DEFAULT - means the events described in Subsection 13.1.

FAIR MARKET VALUE - means the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

INITIAL TERM - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

INTERIM RENT - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

LATE CHARGE - means the lesser of five percent (5%) of the payment due or the maximum amount permitted by the law of the state where the Equipment is located.

LICENSED PRODUCTS - means any software or other licensed products attached to the Equipment.

LIKE EQUIPMENT - means replacement Equipment which is lien free and of the same model, type, configuration and manufacture as Equipment.



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MERGER - means any consolidation or merger of the Lessee with or into any other corporation or entity, any sale or conveyance of all or substantially all of the assets or stock of the Lessee by or to any other person or entity in which Lessee is not the surviving entity.

NOTICE PERIOD - means not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term.

OWNER - means the owner of Equipment.

RENT - means the rent Lessee will pay for each item of Equipment expressed in a Summary Equipment Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

RENT INTERVAL - means a full calendar month or quarter as indicated on a Schedule.

SCHEDULE - means either an Equipment Schedule or a Licensed Products Schedule which incorporates all of the terms and conditions of this Master Lease.

SECURED PARTY - means an entity to whom Lessor has granted a security interest for the purpose of securing a loan.

SUMMARY EQUIPMENT SCHEDULE - means a certificate provided by Lessor summarizing all of the Equipment for which Lessor has received Lessee approved vendor invoices, purchase documents and/or evidence of delivery during a calendar quarter which will incorporate all of the terms and conditions of the related Schedule and this Master Lease and will constitute a separate lease for the equipment leased thereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.

PACKETEER, INC.,                            COMDISCO, INC.,
as Lessee                                   as Lessor

By: /s/ BRETT D. GALLOWAY                   By: /s/ JAMES P. LABE
   -------------------------------             ---------------------------------
Title: Chief Operating Officer              Title: President
      ----------------------------                ------------------------------


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                             EQUIPMENT SCHEDULE VL-1
                            DATED AS OF JUNE 3, 1997
                            TO MASTER LEASE AGREEMENT
                  DATED AS OF JUNE 3, 1997 THE "MASTER LEASE")

LESSEE: PACKETEER, INC.                     LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                   Address for all Notices:
Brett Galloway                              6111 North River Road
408/364-0197                                Rosemont, Illinois 60018
408-364-0193                                Attn.: Venture Group

Address for Notices:
307 Orchard City Drive
Suite 305
Campbell, CA  95008

Central Billing Location:                   Rent Interval:  Monthly
same as above

Attn.:

Lessee Reference No.:__________________
       (24 digits maximum)

Location of Equipment:                      Initial Term:  48 months
same as above                               (Number of Rent Intervals)

                                            Lease Rate Factor: 2.370%
Attn.:

EQUIPMENT (as defined below):                     Advance: $21,631.66

Equipment (including $96,520 of software) specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period June 3, 1997, through March 31, 1998 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $912,728.55 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, hand held items, molds and fungible items.

1.     EQUIPMENT PURCHASE

       This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii), (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

       (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

       (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than July 3, 1997 (*). Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at 100% of Lessor's actual net Equipment cost.

Lessee represents that it has paid all California sales tax due on the cost of that portion of Equipment to be installed in California and agrees to provide evidence of such payment to Lessor, if specifically requested. As a result of the election, Lessor agrees that it will not invoice Lessee for use tax on the monthly rental rate. Lessee understands that this is an irrevocable election to measure the tax by the Equipment cost and cannot be changed except prior to installation of the Equipment.

       (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

       (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.     COMMENCEMENT DATE

       The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price to Lessee. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date (provided Lessee has not notified Lessor that the 800 Number Equipment has been delivered and is inoperable), such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery and acceptance, as applicable, received in the same calendar month into a Summary Equipment
Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.     OPTION TO EXTEND

       So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than sixty (60) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than sixty (60) days prior written notice, which notice shall be effective as of the date of receipt.

4.     PURCHASE OPTION

       So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 12% of the Equipment Cost hereunder and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all payment obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.      TECHNOLOGY EXCHANGE OPTION

       If Lessee is not in default, and there is no material adverse change in Lessee's credit, on or after the expiration of the 12th month of any Summary Equipment Schedule, Lessee shall have the option to replace any of the Equipment subject to such summary Equipment Schedule with new technology equipment ("New Technology Equipment") utilizing the following guidelines:

1. Equipment being replaced with New Technology Equipment shall have an original cost equal to or greater than $20,000 and be comprised of full configurations of equipment.

2. This technology Exchange Option shall be limited to a maximum in the aggregate of fifty percent (50%) of the original equipment cost and shall not apply to software.

3. The cost of the New Technology Equipment must be equal to or greater than the original equipment cost of the replaced equipment, but in no event shall exceed 150% of the original equipment cost.

4. The remaining lease payments applicable to the equipment being replaced by the New Technology Equipment will be discounted to present value at 6%.

The wholesale market value of the equipment being replaced will be established by Lessor based upon then current market conditions. Upon request of Lessee, Lessor will consider permitting Lessee to sell the equipment. Upon the return of the replaced equipment, the wholesale price will be deducted from the present value of the remaining rentals and the differential will be added to the cost of the New Technology Equipment in calculating the new rental. The lease for the New Technology Equipment will contain terms and conditions substantially similar to those for the replaced equipment and will have an Initial Term not less than the balance of the remaining Initial Term for the replaced equipment.

6.     SPECIAL TERMS

       The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

     PACKETEER, INC.                        COMDISCO, INC.
     as Lessee                              as Lessor

     By: /s/ BRETT D. GALLOWAY              By: /s/ JAMES P. LABE
        -------------------------------        --------------------------------


     Title: Chief Operating Officer         Title: President
           ----------------------------           -----------------------------

     Date: 6-5-97                           Date: 6-10-97
          -----------------------------          ------------------------------

                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE

       This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.     For Period Beginning:                And Ending:

2.     Initial Term Starts on:              Initial Term:
                                                      (Number of Rent Intervals)

3.     Total Summary Equipment Cost:

4.     Lease Rate Factor:

5.     Rent:

6.     Acceptance Doc Type:

                             EQUIPMENT SCHEDULE VL-2
                            DATED AS OF JUNE 16, 1998
                            TO MASTER LEASE AGREEMENT
                  DATED AS OF JUNE 3, 1997 THE ("MASTER LEASE")

LESSEE: PACKETEER, INC.                     LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                   Address for all Notices:
Brett Galloway                              6111 North River Road
408/873-4400                                Rosemont, Illinois 60018
408-873-4410                                Attn.: Venture Group

Address for Notices:
10495 N. De Anza Blvd.
Cupertino, CA  95014

Central Billing Location:                   Rent Interval:  Monthly
same as above

Attn.:

Lessee Reference No.:_____________
       (24 digits maximum)

Location of Equipment:                      Initial Term: 48 months
same as above                               (Number of Rent Intervals)

                                            Lease Rate Factor: 2.370%
Attn.:

EQUIPMENT (as defined below):               Advance: $23,700.00

Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the 12 month period beginning on the later of (i) July 1, 1998 or (ii) the closing date of the Series D Preferred Stock Financing of $6,000,000 or greater (the "Financing") ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,00,000.00 ("Commitment Amount") made available upon the closing of the Financing and upon issuance of a Warrant in the form attached hereto as Exhibit 2 for that number of shares equal to $62,500 divided by the Exercise Price which shall equal the price per share paid by investors in the Financing ; excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling"standalone software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.     EQUIPMENT PURCHASE

       This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii), (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

       (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

       (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than 30 days from the Equipment Delivery Period commencement date (*). Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at 100 % of Lessor's actual net Equipment cost.

Lessee represents that it has paid all California sales tax due on the cost of that portion of Equipment to be installed in California and agrees to provide evidence of such payment to Lessor, if specifically requested. As a result of the election, Lessor agrees that it will not invoice Lessee for use tax on the monthly rental rate. Lessee understands that this is an irrevocable election to measure the tax by the Equipment cost and cannot be changed except prior to installation of the Equipment.

       (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

       (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.     COMMENCEMENT DATE

       The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price to Lessee. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date (provided Lessee has not notified Lessor that the 800 Number Equipment has been delivered and is inoperable), such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery and acceptance, as applicable, received in the same calendar month into a Summary Equipment
Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.     OPTION TO EXTEND

       So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than sixty (60) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than sixty (60) days prior written notice, which notice shall be effective as of the date of receipt.

4.     PURCHASE OPTION

       So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 15% of the Equipment Cost hereunder and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all payment obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.      TECHNOLOGY EXCHANGE OPTION

       If Lessee is not in default, and there is no material adverse change in Lessee's credit, on or after the expiration of the 12th month of any Summary Equipment Schedule, Lessee shall have the option to replace any of the Equipment subject to such summary Equipment Schedule with new technology equipment ("New Technology Equipment") utilizing the following guidelines:

1. Equipment being replaced with New Technology Equipment shall have an original cost equal to or greater than $20,000 and be comprised of full configurations of equipment.

2. This technology Exchange Option shall be limited to a maximum in the aggregate of fifty percent (50%) of the original equipment cost and shall not apply to software.

3. The cost of the New Technology Equipment must be equal to or greater than the original equipment cost of the replaced equipment, but in no event shall exceed 150% of the original equipment cost.

4. The remaining lease payments applicable to the equipment being replaced by the New Technology Equipment will be discounted to present value at 6%.

The wholesale market value of the equipment being replaced will be established by Lessor based upon then current market conditions. Upon request of Lessee, Lessor will consider permitting Lessee to sell the equipment. Upon the return of the replaced equipment, the wholesale price will be deducted from the present value of the remaining rentals and the differential will be added to the cost of the New Technology Equipment in calculating the new rental. The lease for the New Technology Equipment will contain terms and conditions substantially similar to those for the replaced equipment and will have an Initial Term not less than the balance of the remaining Initial Term for the replaced equipment.

6.     SPECIAL TERMS

       The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

     PACKETEER, INC.                         COMDISCO, INC.
     as Lessee                               as Lessor

     By: /s/ BRETT D. GALLOWAY               By: /s/ JAMES P. LABE
        -------------------------------         --------------------------------

     Title: Chief Operating Officer          Title: President
           ----------------------------            -----------------------------

     Date: 6-30-98                           Date: 7-2-98
          -----------------------------           ------------------------------

                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE

       This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.     For Period Beginning:                 And Ending:

2.     Initial Term Starts on:               Initial Term:
                                                      (Number of Rent Intervals)

3.     Total Summary Equipment Cost:

4.     Lease Rate Factor:

5.     Rent:

6.     Acceptance Doc Type:

                             EQUIPMENT SCHEDULE VL-3
                            DATED AS OF JUNE 16, 1998
                            TO MASTER LEASE AGREEMENT
                  DATED AS OF JUNE 3, 1997 (THE "MASTER LEASE")

LESSEE: PACKETEER, INC.                     LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                   Address for all Notices:
Brett Galloway                              6111 North River Road
Phone: 408-873-4400                         Rosemont, Illinois 60018
Fax:  408-873-4410                          Attn.: Venture Group

Address for Notices:
10495 N. De Anza Blvd.
Cupertino, CA  95014

Central Billing Location:                   Rent Interval:  Monthly
same as above

Attn.:

Lessee Reference No.:_____________
       (24 digits maximum)

Location of Equipment:                      Initial Term: 48 months
                                            (Number of Rent Intervals)

                                            Lease Rate Factor: 2.370%

Attn.:

EQUIPMENT (as defined below):               Advance: $5,925.00

Software specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the 12 month period beginning on the later of (i) July 1, 1998 or (ii) the closing date of the Series D Preferred Stock Financing of $6,000,000 or greater (the "Financing") ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $250,000.00 ("Commitment Amount") made available upon the closing of the Financing; excluding custom use equipment, installation costs and delivery costs, rolling stock, special tooling, hand held items, molds and fungible items.

1.     EQUIPMENT PURCHASE

       This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii), (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

       (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

       (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than 30 days from the Equipment Delivery Date commencement period (*). Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at 100 % of Lessor's actual net Equipment cost.

Lessee represents that it has paid all California sales tax due on the cost of that portion of Equipment to be installed in California and agrees to provide evidence of such payment to Lessor, if specifically requested. As a result of the election, Lessor agrees that it will not invoice Lessee for use tax on the monthly rental rate. Lessee understands that this is an irrevocable election to measure the tax by the Equipment cost and cannot be changed except prior to installation of the Equipment.

       (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

       (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2.     COMMENCEMENT DATE

       The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price to Lessee. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date (provided Lessee has not notified Lessor that the 800 Number Equipment has been delivered and is inoperable), such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery and acceptance, as applicable, received in the same calendar month into a Summary Equipment
Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.     MISCELLANEOUS

       In consideration of Lessor financing software hereunder, Lessee agrees in addition to its last Monthly Rent Payment to remit to Lessor an amount equal to 15% of Lessor's aggregate cost of software provided hereunder.

4.     SPECIAL TERMS

       The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

       (a)    Section 9, Delivery and Return of Equipment

       Delete second, third and fourth sentences in their entirety.

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

     PACKETEER, INC.                         COMDISCO, INC.
     as Lessee                               as Lessor

     By: /s/ Brett D. Galloway               By: /s/ James P. Labe
         ----------------------                  ---------------------
     Title: Chief Operating Officer          Title: President

     Date: 6-30-98                           Date: 7-2-98

                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE

       This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.     For Period Beginning:                 And Ending:

2.     Initial Term Starts on:               Initial Term:
                                                      (Number of Rent Intervals)

3.     Total Summary Equipment Cost:

4.     Lease Rate Factor:

5.     Rent:

6.     Acceptance Doc Type:

                        LOAN AND SECURITY AGREEMENT

      THIS AGREEMENT (the "Agreement"), dated as of June 3, 1997 is entered into by and between Packeteer, Inc., a Delaware corporation having a principal place of business at 307 Orchard City Drive, Suite 305, Campbell, CA 95008(the "Borrower") and Comdisco, Inc., a Delaware corporation having a principal place of business at 6111 North River Road, Rosemont, Illinois 60018 (the "Lender" ). In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

      WHEREAS, Borrower desires to borrow from the Lender hereunder the amount of Two Hundred Eighty Seven Thousand Two Hundred Seventy-One and 45/100 DOLLARS ($287,271.45) and Lender is willing to lend said amount to Borrower on June 6, 1997 (the "Funding Date");

      NOW, THEREFORE, it is agreed:

SECTION 1.  THE LOAN

      1.1 Subject to the terms and conditions set forth herein, Lender shall lend to Borrower the aggregate original principal amount of Two Hundred Eighty Seven Thousand Two Hundred Seventy-One and 45/100 DOLLARS ($287,271.45) (the "Loan") with interest at the rate of six point seven five percent (6.75%) per annum payable in monthly installments as set forth in the promissory note (the "Note" ) in the form attached hereto and made a part hereof as Exhibit A, dated June 3, 1997.

      1.2 Upon the occurrence of and during an Event of Default (as defined herein), interest shall thereafter be calculated at a rate of five percent (5%) in excess of the rate that would otherwise be applicable ("Default Rate"). All such interest shall be due and payable in arrears, on the first day of the following month.

      1.3 Notwithstanding any provision in this Agreement, the Note, or any other "Loan Document" (as defined herein), it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays Lender an amount of interest, chargeable on the total aggregate principal Obligations of Borrower under this Agreement and the Note (as said rate is calculated over a period of time that is the longer of (i) the time from the date of this Agreement through the maturity time as set forth on the Note, or (ii) the entire period of time that any principal is outstanding on the Note), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal outstanding on the Note; second, after all principal is repaid, to the payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under the Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower.

      1.4 In the event any interest is not paid within 10 days of the date when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in section 1.1.

      1.5 Upon and during the continuation of an Event of Default hereunder (as defined herein), all Obligations, including principal, interest, compounded interest, and reasonable professional fees, shall bear interest at a rate per annum equal to the Default Rate.

      1.6 Borrower shall have the option to prepay the Note, in whole or in part, at any time after the date hereof by paying the principal amount together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment and the Balloon Payment as described in the Note together with a prepayment premium equal to the difference, if any, between (x) the amount being prepaid and (y) the present value, discounted at the Treasury Rate plus 1.5%, of each installment of principal and interest being prepaid discounted to the date of prepayment. If the amount in (x) is greater than the amount in (y), no prepayment premium shall be due. The "Treasury Rate" shall mean the then prevailing yield on US Treasury Constant Maturities for the most recent business day, as quoted in the Federal Reserve Statistical Release H15, as of the date of prepayment for an obligation of comparable maturity to the maturity date of the Note.

SECTION 2.  SECURITY INTEREST

            As security for the payment of all indebtedness ("Indebtedness") of the Borrower to the Lender hereunder and under the Note, as the same may be renewed, extended for any period or rearranged, and the performance by the Borrower of its other obligations hereunder (the Indebtedness and such other obligations being hereinafter sometimes collectively referred to as the "Obligations"), the Borrower hereby assigns to the Lender, and grants to the Lender a first priority security interest in, all the Borrower's right, title, and interest in and to the following property ("Collateral"): (i) the equipment and other property (the "Equipment") described in Exhibit B attached hereto; and
(ii) all proceeds, products, replacements, additions to, substitutions for and accessions to any and all Equipment including, without limitation, the proceeds applicable to the insurance referred to in Section 4 hereof.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF BORROWER

The Borrower represents, warrants and agrees that:

      3.1 it has good title in and to the Equipment, free of all liens, security interests, encumbrances and claims whatsoever, except for the interest of the Lender therein;

      3.2 it has the full power and authority to, and does hereby grant and convey to the Lender, a valid first priority security interest, to be perfected by filing, in the Equipment as security for the Obligations, free of all liens, security interests, encumbrances and claims, and shall execute such Uniform Commercial Code ("UCC") financing statements in connection herewith as the Lender may reasonably request. No other lien, security interest, adverse claim or encumbrance has been created by Borrower or is known by Borrower to exist with respect to any Collateral;

      3.3 it is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the Collateral or the business of the Borrower taken as a whole;

      3.4 the execution, delivery and performance of the Note, this Agreement, the Warrant Agreement dated June 3, 1997 pursuant to which Borrower granted to Lender the right to purchase the number of shares of preferred stock as set forth therein ("Warrant Agreement"), and all financing statements, certificates and other documents required to be delivered or executed in connection herewith (collectively, the "Loan Documents") have been duly authorized by all necessary corporate action of Borrower, the individual or individuals executing the Documents were duly authorized to do so, the Equipment is personal property and as used by the Borrower will not be or become fixtures under applicable law, and the Loan Documents constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors and rules of law concerning equitable remedies and public policy concerns;

      3.5 it shall only relocate any item of the Equipment provided that: (a) it shall have caused to be filed and/or delivered to the Lender all UCC financing statements, certificates or other documents or instruments necessary to continue in effect the first prior perfected security interest of the Lender in the Collateral, and (b) it shall have given the Lender no less than fifteen (15) days prior written notice of such relocation;

      3.6 the Loan Documents do not and will not violate any provisions of its articles or certificate of incorporation, bylaws or any material contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower is subject, or result in the creation or imposition of any lien, security interest or other encumbrance upon the Collateral, other than those created by this Agreement;

      3.7 the execution, delivery and performance of the Loan Documents do not require the consent or approval of any other person or entity including, without limitation, any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

SECTION 4.  INSURANCE AND RISK OF LOSS

      4.1 Risk of loss of, damage to or destruction of the Equipment shall be borne by the Borrower and effective upon the Funding Date under the Note and until the payment and performance in full of all Obligations, Borrower shall at its own expense cause to be carried and maintained all risk casualty insurance (covering risk of fire, theft and other such risks as the Lender may reasonably require and as is standard in Borrower's industry, including standard and extended coverage) with respect to each item of Equipment in an amount no less than the replacement costs applicable to such item of Equipment during the term of this

Agreement. All policies evidencing such casualty insurance shall contain a standard mortgagee's endorsement and shall provide for at least thirty days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration. Borrower shall provide Lender with insurance certificates evidencing the foregoing at time of closing.

      4.2 If any item of Equipment is lost or rendered unusable as a result of any physical damage to or destruction of such item of Equipment during the period from the Funding Date to and including July 1, 2001 or the date all Obligations hereunder have been fully satisfied, whichever is later, Borrower shall give to Lender prompt notice thereof. Borrower shall determine, within fifteen (15) days after the date of occurrence of such loss, damage or destruction, whether such item of Equipment can be repaired and restored to the condition in which such item of Equipment was required to be maintained as of the date immediately preceding such damage. If Borrower determines that such item of Equipment can be repaired, Borrower, at its expense and from any insurance proceeds payable, whether to Borrower or Lender, on or in relation to such Casualty Loss, shall cause such item of Equipment to be promptly repaired. If Borrower determines that such item of Collateral is lost or cannot be repaired, Borrower shall promptly notify the Lender and such item of Equipment shall be deemed to have suffered a "Casualty Loss" for purposes of this Section as of the date of the occurrence of such loss. Within fifteen (15) days following the occurrence of any such loss, damage or destruction, Borrower shall notify the Lender of the item(s) of Equipment which has suffered such Casualty Loss ("Loss Item"), and within thirty (30) days thereafter (the "Settlement Date"), Borrower shall either (a) replace such item(s) of Equipment with reasonably similar equipment , in an operating condition and repair no less than that required hereunder of the damaged or lost equipment immediately prior to the date of such damage or loss, and having a fair market value no less than the Casualty Value applicable to such Equipment as of the date immediately prior to such damage, in which case such replacement equipment shall for all purposes hereunder become part of the Collateral and (without limiting the preceding provisions) Borrower shall grant to Lender a first lien and security interest in respect of such replacement equipment pursuant to the terms of this Agreement, and Borrower shall provide the Lender evidence satisfactory to the Lender of Borrower's good and marketable title to such replacement equipment (free of any liens, security interests or encumbrances other than those created by this Agreement and Borrower shall be entitled to receive the amount of any and all insurance or other recovery received by Lender and Borrower and Lender agree that all insurance proceeds and other recoveries less than or equal to $250,000 shall be paid directly to Borrower for application in accordance with this paragraph; or (b) so long as no Event of Default or event which with the giving of notice or passage of time, or both, would constitute an Event of Default, has occurred and is continuing, Borrower may provide substitute equipment satisfactory to Lender to become part of the Collateral and Borrower shall grant to Lender a first lien and security interest in respect of such substitute equipment pursuant to the terms of this Agreement, and Borrower shall provide the Lender evidence satisfactory to Lender of Borrower's good and marketable title to such substitute equipment (free of any liens, security interests or encumbrances other than created by this Agreement and Lender shall provide any required endorsements in connection with any insurance proceeds received by Borrower pursuant to such insurance policies; or (c) Borrower shall pay Lender the insurance proceeds payable pursuant to such insurance policies ("Insurance Proceeds")with respect to such Loss Item(s) and the principal amount of the Note (and interest accrued on the principal amount so prepayable) shall become due and payable on the Settlement Date to the extent of the replacement cost for all such Loss Item(s). Moneys so received shall be applied, on the date of such receipt, as follows: first, to pay any accrued interest on the outstanding principal amount of the Note on such date; second, to prepay, the outstanding principal amount of the Note (to the extent of the fair market value attributable to such Loss Item(s)). At the option of Borrower, the remaining proceeds may either (i) be used to pay any other Indebtedness of amounts then due and owing to the Lender hereunder; or (2) be paid promptly to the Borrower.

      4.3 Effective upon the Funding Date under the Note and while there are any Obligations outstanding, Borrower shall cause to be carried and maintained comprehensive general liability insurance with regard to the Collateral against risks customarily insured against in the Borrower's business. Such risks shall include, without limitation, the risks of death, bodily injury and property damage associated with the Collateral. All policies evidencing such insurance shall provide for at least thirty (30) days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration.

      4.4 Borrower shall and does hereby indemnify and hold Lender, its agents and shareholders harmless from and against any and all claims, costs, expenses, damages and liabilities (including without limitation such claims, costs, expenses, damages and liabilities based on liability in tort including without limitation strict liability in tort) including reasonable attorneys' fees, arising out of Borrower's ownership, possession, operation, control, use, maintenance, delivery, or other disposition of the Collateral. Notwithstanding the foregoing, Borrower shall not be responsible under the terms of this Section
4.4 to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligence or willful misconduct of such indemnified party.

SECTION 5.  COVENANTS OF BORROWER

Borrower covenants and agrees as follows at all times while any of the Obligations remain outstanding:

      5.1 Borrower shall maintain the Equipment in good operating order, repair, condition and appearance and protect the Equipment from deterioration, other than normal wear and tear. Borrower shall not use each of the Equipment or permit its use for any purpose other than for which it was designed. Borrower's obligation regarding the maintenance of the Equipment shall include, without limitation, all maintenance, repair, refurbishment and replacement recommended or advised either by the manufacturer, or that are commonly performed by prudent business and/or professional practice. Any exceptions or qualifications expressed in this Agreement relating to normal or ordinary wear and tear shall not be deemed to limit Borrower's obligations pursuant to the preceding sentence.

      5.2 In the event Borrower adds or installs any Upgrade (as hereinafter defined) on the Equipment, at the request of Lender, Borrower shall, upon the occurrence of an Event of Default, remove any such Upgrade and restore the Equipment to the condition in which such Equipment is required to be maintained hereunder as if such Upgrade had never been attached thereto. Borrower will not, without the prior written consent of Lender and subject to such conditions as Lender may impose for its protection, affix the Equipment to any real property if, as a result thereof, the Equipment could become a fixture under applicable law.

      For purposes hereof and all Loan Documents relating hereto, the term "Upgrade" shall mean: (i) any accessory, equipment or device manufactured or sold by the manufacturer of the Equipment for installation on the Equipment and installed in compliance with said manufacturer's installation procedures (other than those added by the manufacturer in order to maintain the Equipment at current engineering levels), or (ii) any other accessory, equipment or device installed on the Equipment so long as such item does not impair the original function or use of the Equipment, capable of being removed without causing material damage to the Equipment and does not decrease the fair market value of the Equipment. An Upgrade shall not become an accession to the Equipment. For purposes hereof and of all Loan Documents relating hereto, the term "Equipment" shall not be deemed to include any such Upgrade.

      5.3 Upon the request of Lender on reasonable notice, Borrower shall, during business hours, make the Equipment available to Lender for inspection at the place where it is normally located and shall make Borrower's log and maintenance records pertaining to the Equipment available to to Lender for inspection. Borrower shall use its standard procedures to maintain such logs and maintenance records in a correct and complete fashion.

      5.4 Upon the request of Lender, Borrower shall cause the Equipment to be plainly, permanently and conspicuously marked, by stenciling or by metal tag or plate affixed thereto, indicating Lender's security interest in the Equipment. Borrower shall replace any such stenciling, tag or plate which may be removed or destroyed or become illegible. Borrower shall keep all Equipment free from any marking or labeling which might be interpreted as a claim of ownership adverse to Borrower's.

      5.5 Borrower covenants and agrees to pay when due or before a penalty is assessed thereon, all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Lender in relation to the Equipment and excluding all taxes on the capital or income of Lender or the Equipment or upon Borrower's ownership, possession, use, operation or disposition thereof or upon Borrower's rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date or before a penalty is assessed thereon therefor all personal property tax returns in respect of the Equipment. Borrower shall not be liable for any taxes, fees or charges to the extent the same result from any sale or assignment or grant of security interest by Lender, or to the extent any such action increases the taxes, fees or charges that would otherwise be payable. Borrower shall have the right to contest by proper legal proceeding any taxes levied, as agent for or in the name of Lender. Lender will cooperate in any legal proceedings being prosecuted by Borrower with regard to any taxes, but Borrower will pay the expenses in such litigation. Borrower shall have the right to contest in good faith and by appropriate proceeding the validity or the amount of taxes unless such contest would subject to collateral to forfeiture or sale. Borrower shall have the rights to any refund received as a result of any such contest or proceeding to the extent Borrower has previously reimbursed Lender for such taxes

      5.6 Borrower shall furnish to Lender the financial statements listed hereinafter, prepared in accordance with generally accepted accounting principles consistently applied (the "Financial Statements"):

      (a) as soon as practicable (and in any event within thirty (30) days) after the end of each month: an internally prepared income statement, balance sheet, and cash flow statement, (including the commencement of any material litigation by or against Borrower);

      (b) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited Financial Statements, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by any audit report and opinion of the independent certified public accountants selected by Borrower; and

      (c) promptly any additional information (including but not limited to income statements, balance sheets, and names of principal creditors but excluding tax returns) as Lender reasonably believes necessary to evaluate Borrower's continuing ability to meet financial obligations.

      5.7 Notwithstanding the foregoing, after the effective date of the initial registration statement covering a public offering of Borrower's securities, the term "Financial Statements" shall be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Borrower will from time to time execute, deliver and file, alone or with Lender, any financing statements, security agreements or other documents; and take all further action that may be necessary, or that Lender may reasonably request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, and for such purposes only, Borrower hereby authorizes Lender to execute and deliver on behalf of Borrower and to file such financing statements, security agreement and other documents without the signature of Borrower either in Lender's name or in the name of Borrower as agent and attorney-in-fact for Borrower which power may be exercised by Lender only after the occurrence and during the continuance of an Event of Default.

      5.8 Borrower shall protect and defend Borrower's title as well as the interest of the Lender against all persons claiming any interest adverse to Borrower or Lender and shall at all times keep the Collateral free and clear from any material attachment or levy, liens or encumbrances whatsoever (except any placed thereon by Lender, or any liens arising by operation of law with respect to any obligations not yet overdue or which arise in the ordinary course of Borrower's business or any other liens consented to in writing by Lender) and shall give Lender immediate written notice thereof.

      5.9 Upon the occurrence of an Event of Default, if Lender seeks to foreclose on the Equipment, Borrower shall be liable for the full expense of transportation and in-transit insurance to Lender's premises or, in the event that Lender has immediately available warehouse space in the San Francisco bay area, Borrower's liability for expense of transportation of the Equipment shall be limited to the costs of transportation to such warehouse space, Borrower will arrange for the deinstallation and audit of the Equipment, and will pack; ship and send the Equipment to Lender in good operating order, repair, condition and appearance, and in a condition required pursuant to
Section 5 hereof.

SECTION 6.  CONDITIONS PRECEDENT TO LOAN

      On or prior to the Funding Date, Borrower will provide to Lender the following, in form and substance satisfactory to Lender:

      6.1 Such documentation, including without limitation, a Bill of Sale, and other documents as shall reasonably evidence Borrower's right, title and interest in and to the Equipment;

      6.2 A certified resolution or other certificate of corporate authority for the execution and the delivery of, and the performance of all Obligations under the Loan Documents and all related documentation;

      6.3 Incumbency certificate evidencing the authority and facsimile signatures of the individuals executing the Loan Documents;

      6.4 UCC financing statements as deemed appropriate by Lender to perfect its security interest in the Collateral;

      6.5  Certified copies of the certificate of incorporation of Borrower;

      6.6 Certificate of good standing for Borrower from its state of incorporation and similar certificates from all jurisdictions in which it does business and where the failure to be qualified would have a material adverse effect on Borrower's business; and

      6.7 Insurance certificates as required by Section 4 hereof.

SECTION 7.  ASSIGNMENT BY LENDER

      7.1 Borrower acknowledges and understands that Lender may sell and assign all or a part of its interest hereunder and under the Note and Loan Documents to any person or entity (an "Assignee"). After such assignment the term Lender shall mean such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, the Lender shall retain all rights, powers and remedies hereby given. No such assignment by Lender shall relieve Borrower of any of its obligations hereunder. Borrower shall acknowledge such assignment or assignments as shall be designated by written notice given by Lender to Borrower. The Lender agrees that in the event of any transfer by it of the Note, it will endorse thereon a notation as to the portion of the principal of the Note which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

SECTION 8.  DEFAULT

      The occurrence of any one or more of the following events (herein called "Events of Default") shall constitute a default hereunder and under the Note:

      8.1 The Borrower defaults in the payment of any principal or interest payable under the Note for more than five (5) days after the receipt of notice of such an Event of Default from Lender;

      8.2 The Borrower defaults in the payment or performance of any other covenant or obligation of the Borrower hereunder or under the Note or any other Loan Documents for more than thirty (30) days after the Lender has given notice of such default to the Borrower;

      8.3 Any representation or warranty made herein by the Borrower shall prove to have been false or misleading in any material respect when made;

      8.4 The making of an assignment by Borrower for the benefit of its creditors or the admission by Borrower in writing of its inability to pay its debts as they become due, or the insolvency of Borrower, or the filing by Borrower of a voluntary petition in bankruptcy, or the adjudication of Borrower as a bankrupt, or the filing by Borrower of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, or the filing of any answer by Borrower admitting, or the failure by Borrower to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by Borrower to, or acquiescence by Borrower in, the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, or the inability of Borrower to pay its debts when due, or the commission by Borrower of any act of bankruptcy as defined in the Federal Bankruptcy Act, as amended;

      8.5 The failure by Borrower, within sixty (60) days after the commencement of any proceeding against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of or stay such proceeding or, within sixty (60) days after the appointment, without the written consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, to vacate such appointment; or Lender.

      8.6 The material default by Borrower under any other notes or other agreement for borrowed money, lease if the result of such default is acceleration of the balance thereof or other agreement between Borrower and Lender.

SECTION 9.  REMEDIES

      Upon the occurrence hereof of any one or more Events of Default, Lender, at its option, may declare the Note to be accelerated and immediately due and payable, (provided, that upon the occurrence of an Event of Default of the type described in 8.4 or 8.5, the Note and all other Obligations shall automatically be accelerated and made due and payable without any further act) whereupon the unpaid principal of and accrued interest on such Note shall become immediately due and payable, and shall thereafter bear interest at the Default Rate and calculated in accordance with section 1.2. Lender may exercise all rights and remedies with respect to the Collateral granted pursuant hereto for such Note, or otherwise available to it under applicable law, including the right to release, hold or otherwise dispose of all or any part of the Collateral and the right to utilize, process and commingle the Collateral provided that the proceeds, products rent and other sums realized on the Collateral shall be applied to reduce the Indebtedness.

      Upon the happening and during the continuance of any Event of Default, Lender may then, or at any time thereafter and from time to time, apply, collect, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonably preparation or processing, in such order as Lender may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days notice to Borrower. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the collateral shall be distributed by Lender in the following order of priorities:

      First, to Lender in an amount sufficient to pay in full Lender's reasonable costs and professionals' and advisors' fees and expenses;

      Second, to Lender in an amount equal to the then unpaid amount of the Obligations in such order and priority as Lender may choose in its sole discretion; and

      Finally, upon payment in full of all of the Obligations, to Borrower or its representatives or as a court of competent jurisdiction may direct.

The Lender shall return to the Borrower any surplus Collateral remaining after payment of all Obligations.

SECTION 10.  MISCELLANEOUS

      10.1 Borrower shall remain liable to Lender for any unpaid Obligations, advances, costs, charges and expenses, together with interest thereon and shall pay the same immediately to Lender at Lender's offices after 10 days notice by Lender to Borrower.

      10.2 The powers conferred upon Lender by this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.

      10.3 This is a continuing Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Lender hereunder shall continue to exist until the Obligations are paid in full as the same become due and payable. When Borrower has paid in full all Obligations, Lender will execute a written termination statement, reassigning to Borrower, without recourse, the Collateral and all rights conveyed hereby and return possession (if Lender has possession) of the Collateral to Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Lender. Furthermore, regardless of whether or not the UCC is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a secured party under the UCC.

      10.4 Upon payment in full of all Obligations, the Lender shall cancel the Note, this Agreement and all UCC financing statements, if any, and shall promptly deliver all such canceled documents to the Borrower.

      10.5 GOVERNING LAW. This Agreement, the Note and the other Loan Documents have been negotiated and delivered to Lender in the State of Illinois and shall not become effective until accepted by Lender in the State of Illinois. Payment to Lender by Borrower of the Obligations is due in the State of Illinois. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Illinois excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

      10.6 CONSENT TO JURISDICTION AND VENUE All judicial proceedings arising in or under or related to this Agreement, the Note or any of the other Loan Documents may be brought in any state or federal court of competent jurisdiction located in the State of Illinois. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in Cook County, State of Illinois; (b) waives any objection as to jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Note an the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this agreement shall be effective if given in accordance with the requirements for notice set forth in subsection 10.8 below and shall be deemed effective and received as set forth in subsection 10.8 below. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

      10.7 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      10.8 Any notice required or given hereunder shall be deemed properly given upon the earlier of: (i) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) or three (3) days after mailed, postage prepaid, in each case, addressed to the designated recipient at its address set forth herein or such other address as such party may advise the other party by notice given in accordance with this provision.

      10.9 Lender and Borrower acknowledge that there are no agreements or understandings, written or oral, between Lender and Borrower with respect to the Loan, other than as set forth herein, in the Note and the other Loan Documents and that this Agreement, the Note and the other Loan Documents contain the entire agreement between Lender and Borrower with respect thereto. None of the terms of this Agreement, the Note and the other Loan Documents may be amended except by an instrument executed by each of the parties hereto.

      10.10 No omission, or delay, by Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Lender is entitled, nor shall it in any way affect the right of Lender to enforce such provisions thereafter.

      10.11 All agreements, representations and warranties contained in this Agreement or the Note, or in any Loan Documents delivered pursuant hereto or in connection herewith shall be for the benefit of Lender and any Assignee and shall survive the execution and delivery of this Agreement or the Note and the expiration or other termination of this Agreement or the Note.

      10.12 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      10.13 This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement, the Note or any of the other Loan Documents without Lender's express written consent and any such attempted assignment shall be void and of no effect. Any assignment by Borrower in connection with a "Merger" (as defined below) shall be subject to Lender's prior consent. Any consent granted by Lender shall be conditioned upon such surviving entity or transferee assuming Borrower's Obligations hereunder pursuant to assignment documents reasonably acceptable to Lender. If Lender reasonably withholds its consent to such assignment in connection with a Merger, the outstanding principal and accrued and unpaid interest shall be prepaid in whole.

            For purposes of this Agreement, a "Merger" shall mean any consolidation or merger of the Borrower with or into any other corporation or entity, any sale or conveyance of an or substantially all of the assets or stock of the Borrower by or to any other person or entity in which Borrower is not the surviving entity. Notwithstanding the foregoing, Lender hereby consents to any Merger in which the surviving entity has a net worth equal to or greater than five (5) times the present value of the remaining monthly installments, discounted at U.S. Treasury rate(s) of comparable maturity to the remaining term and such entity or transferree has a net worth of at least $5,000,000.

      IN WITNESS WHEREOF, the Borrower and the Lender have duly executed and delivered this Agreement as of the day and year first above written.

                        BORROWER:PACKETEER, INC.

                                    By: /s/ BRETT D. GALLOWAY
                                       -----------------------------------------

                                    Title: Chief Operating Officer
                                          --------------------------------------

                                    Date: 6-5-97
                                         ---------------------------------------


                        ACCEPTED IN ROSEMONT, ILLINOIS
                        LENDER:    COMDISCO, INC.


                                    By: /s/ JAMES P. LABE
                                       -----------------------------------------

                                    Title: President
                                          --------------------------------------

                                    Date: 6-10-97
                                         ---------------------------------------

                             SECURED PROMISSORY NOTE

$287,271.45                                                   Date: June 3, 1997

                                                              Due:  June 1, 2001

For value received, Packeteer , Inc. a Delaware corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P.O. Box 91744, Chicago, IL 60693 or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Two Hundred Eighty Seven Thousand Two Hundred Seventy One and 45/100 Dollars ($287,271.45) together with interest at six point seven five percent (6.75%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 48 equal monthly installments of $6,807.50 each, commencing July 1, 1997 and on the same day of each month thereafter to and including June 1, 2001 and an additional final installment of $34,472.57 ("Balloon Payment") to be paid on June 1, 2001, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement of even date herewith by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest.








This Note has been negotiated and delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER:                                   PACKETEER, INC.

                                            Signature: /s/ BRETT D. GALLOWAY
                                                      --------------------------

                                            Print Name: Brett D. Galloway
                                                       -------------------------

                                            Title: Chief Operating Officer
                                                   ____________________________

Accepted in Rosemont, Illinois:

LENDER:                                     COMDISCO, INC.

                                            Signature:  /s/ JAMES P. LABE
                                                        ________________________

                                            Print Name: James P. Labe
                                                        ________________________

                                            Title: President
                                                   _____________________________

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF PACKETEER, INC. AND/OR STOCKHOLDERS, AS PROVIDED IN THE BYLAWS OF THE CORPORATION.

                                WARRANT AGREEMENT

              To Purchase Shares of the Series B Preferred Stock of

                                 PACKETEER, INC.

                 Dated as of June 3, 1997 (the "Effective Date")

        WHEREAS, PACKETEER, INC., a Delaware corporation (the "Company") has entered into a Master Lease Agreement dated as of June 3, 1997, Equipment Schedule No. VL-1 dated as of June 3, 1997, and related Summary Equipment Schedules (collectively, the "Leases") with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

        WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Series B Preferred Stock;

        NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.      GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.

        The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, Ten Thousand Five Hundred (10,500) fully paid and non-assessable shares of the Company's Series B Preferred Stock ("Preferred Stock") at a purchase price of Four Dollars $4.00 per share (the "Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

2.      TERM OF THE WARRANT AGREEMENT.

        (a) Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (i) eight (8) years or (ii) three (3) years from the effective date of the Company's initial public offering, whichever is shorter.

        (b) Notwithstanding the term of this Warrant fixed pursuant to Section 2(a) hereof, the right to purchase Preferred Stock as granted herein shall expire, if not previously exercised, immediately upon the closing of either the sale of all or substantially all of the assets of the Company or a merger or consolidation or reorganization of the Company as seta forth in article IV C.3.(c) of the Company's Amended and Restated Certificate of Incorporation (the "Accelerating Transaction"). The Company shall provide written notice to Warrantholder at least ten (10) days prior to the closing of the Accelerating Transaction. If Warrantholder exercises the Warrant after notice of the Accelerating Transaction and such Accelerating Transaction does not occur. Warrantholder may rescind any exercise of the purchase rights within five (5) days after notice of termination of the Accelerating Transaction.

3.      EXERCISE OF THE PURCHASE RIGHTS.

        The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part (no more than 2 parts), at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the "Acknowledgment of Exercise") indicating the number of shares which remain subject to future purchases, if any.

        The Exercise Price may be paid at the Warrantholder's election either
(i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

                      X = Y(A-B)
                          ------
                            A

       Where:         X =   the number of shares of Preferred Stock to be
                            issued to the Warrantholder.

                      Y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

                      A = the fair market value of one (1) share of Preferred Stock.

                      B =   the Exercise Price.

        For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

                (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

                (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

                    (a) if traded on a securities exchange, the fair market
                value shall be deemed to be the product of (x) the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise; or

                    (b) if actively traded over-the-counter, the fair market
                value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ National Market system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

                (iii) if at any time the Common Stock is not listed on any securities exchange or quoted on the NASDAQ National Market System or the over-the-counter market, the current fair market value of Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Preferred Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

        Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.      RESERVATION OF SHARES.

        (a) Authorization and Reservation of Shares. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

5.      NO FRACTIONAL SHARES OR SCRIP.

        No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.      NO RIGHTS AS SHAREHOLDER.

        This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.      WARRANTHOLDER REGISTRY.

        The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.      ADJUSTMENT RIGHTS.

        The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

        (a) Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible. Notwithstanding this subparagraph 8(a), the term of this Warrant shall be limited as described in subparagraph 2(b) hereof.

        (b) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

        (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

        (d) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

        (e) Antidilution Rights. Additional antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as Exhibit ___ (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter. The Company shall provide Warrantholder with the same notice provided to holders of the Series B Preferred Stock as set forth in the Charter, if any, written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant, which notice shall be in the form of a Certificate of Adjustment to be delivered pursuant to Section 4 (R) of the Charter.

        (f) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event; (iv) there shall be an initial public offering; or (v) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder the same notice provided to holders of the Series B Preferred Stock as set forth in the Charter, if any. 9.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

        (a) Reservation of Preferred Stock. The Preferred Stock issuable upon exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under the Company's By Laws, state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Preferred Stock upon exercise of this Warrant shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

        (b) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Leases and this Warrant Agreement do not violate the Company's Charter or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Leases and this Warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms Subject to applicable bankruptcy and insolvency and other similar laws affecting the rights of creditors generally and, rules of law concerning equitable remedies and public policy concerns.

        (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

        (d) Issued Securities. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                (i) The authorized capital of the Company consists of (A) 10,000,000 shares of Common Stock, of which 2,216,200 shares are issued and outstanding, and (B) 1,925,465 shares of Preferred Stock, of which 1,905,465 shares are issued and are as of the date hereof outstanding and are convertible into 1,905,465 shares of Common Stock.

                (ii) The Company has reserved 1,098,300 shares of Common Stock for issuance under its 1996 Equity Incentive Plan (the "Plan"), of which options to purchase 905,200 shares have been granted with 816,200 of such options having been exercised. The Company has repurchased 40,000 shares of its Common Stock issued under the Plan. There are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

        (e) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

        (f) Exempt Transaction. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof.

        (g) Compliance with Rule 144. At the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule if the Company is in compliance with such Rule, as such Rule may be amended from time to time.

10.     REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

        This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

        (a) Investment Purpose. This Warrant or the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

        (b) Private Issue. The Warrantholder understands (i) that the Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

        (c) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition of this Warrant or the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein unless and until
(i) it shall have notified the Company of the proposed disposition and obtained the Company's prior written consent to such transfer, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of this Warrant or Preferred Stock issuable on the exercise of the Warrantholder's rights contained herein do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the

Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

        (d) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

        (e) Risk of No Registration. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to
Section 15(d), of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

        (f) Accredited Investor. Warrantholder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

11.     TRANSFERS.

        Subject to the terms and conditions contained in Section 10 hereof and the Company's Charter and Bylaws, this Warrant and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed one (1) transfer. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. The Company shall have the right to refuse to transfer any portion of this Warrant to any person who is a competitor of the Company or who is not an accredited investor under the 1933 Act.

12.     MISCELLANEOUS.

        (a) Effective Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

        (b) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

        (c) Governing Law. This Warrant shall be governed by and construed for all purposes under and in accordance with the laws of the State of California.

        (d) Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (e) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: James Labe, Venture Group, cc: Legal Department, attn: General Counsel, (and/or, if by facsimile, (847) 518-5465 and (847) 518-5088) and (ii) to the Company at 307
Orchard City Drive, Ste. 305, Campbell, CA 95008, attention: CFO (and/or if by facsimile, (415+) 364-0193, cc: Cooley Godward, 1 Maritime Plaza, San Francisco, CA 94111,

Attn: Kirk Hobbs, or if by facsimile (415) 951-3699 or at such other address as any such party may subsequently designate by written notice to the other party.

        (f) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

        (g) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

        (h) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant Agreement.

        (i) Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

        (j) Amendments. Any provision of this Warrant may be amended by a written instrument signed by the Company and by the Warrantholder.

        (k) Additional Documents. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by its officers thereunto duly authorized as of the Effective Date.

                                    COMPANY: PACKETEER, INC.

                                    By: /s/ BRETT D. GALLOWAY
                                        _____________________________________

                                    Title: Chief Operating Officer
                                           __________________________________

                                    WARRANTHOLDER: COMDISCO, INC.

                                    By: /s/ JILL C. HANSES
                                        _____________________________________

                                    Title: Senior Vice President
                                           __________________________________

                                    EXHIBIT I

                               NOTICE OF EXERCISE

To:___________________

(1) The undersigned Warrantholder hereby elects to purchase ________ shares of the Series __ Preferred Stock of ________________, pursuant to the terms of the Warrant dated the ________ day of ________________, 19__ (the "Warrant") between ________________ and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Series ________ Preferred Stock of ________________________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in
        Section 10 of the Warrant.

(3) Please issue a certificate or certificates representing said shares of Series ________ Preferred Stock in the name of the undersigned or in such other name as is specified below.


_______________________________
(Name)


_______________________________
(Address)

WARRANTHOLDER:  COMDISCO, INC.

By:____________________________

Title:_________________________

Date:__________________________

                                   EXHIBIT II

                           ACKNOWLEDGMENT OF EXERCISE

        The undersigned ____________________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase _______ shares of the Series _______ Preferred Stock of ____________________, pursuant to the terms of the Warrant, and further acknowledges that _______ shares remain subject to purchase under the terms of the Warrant.

                              PACKETEER, INC.:

                              By:_______________________________

                              Title:____________________________

                              Date:_____________________________

                                   EXHIBIT III

                                 TRANSFER NOTICE

(TO TRANSFER OR ASSIGN THE FOREGOING WARRANT EXECUTE THIS FORM AND SUPPLY REQUIRED INFORMATION. DO NOT USE THIS FORM TO PURCHASE SHARES.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby transferred and assigned to


-----------------------------------------------------------
(Please Print)

whose address is
                -------------------------------------------

-----------------------------------------------------------

                      Dated:
                            -------------------------------

                      Holder's Signature:
                                         ------------------

                      Holder's Address:
                                       --------------------

                      -------------------------------------
Signature Guaranteed:
                      -------------------------------------

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF PACKETEER, INC. AND/OR STOCKHOLDERS, AS PROVIDED IN THE BYLAWS OF THE CORPORATION.

                                WARRANT AGREEMENT

              To Purchase Shares of the Series D Preferred Stock of

                                 PACKETEER, INC.

                Dated as of June 16, 1998 (the "Effective Date")

       WHEREAS, PACKETEER, INC., a Delaware corporation (the "Company") has entered into a Master Lease Agreement dated as of June 3, 1997, Equipment Schedule No. VL-2 and 3 dated as of June 16, 1998, and related Summary Equipment Schedules (collectively, the "Leases") with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

       WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Series D Preferred Stock;

       NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.      GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.

       The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, 15,863 fully paid and non-assessable shares of the Company's Series D Preferred Stock ("Preferred Stock") at a purchase price of $3.94 per share (the "Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

2.      TERM OF THE WARRANT AGREEMENT.

       (a) Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (i) eight (8) years or (ii) three (3) years from the effective date of the Company's initial public offering, whichever is shorter.

       (b) Notwithstanding the term of this Warrant fixed pursuant to Section 2(a) hereof, the right to purchase Preferred Stock as granted herein shall expire, if not previously exercised, immediately upon the closing of either the sale of all or substantially all of the assets of the Company or a merger or consolidation or reorganization of the Company as set forth in article IV C.3.(b) of the Company's Amended and Restated Certificate of Incorporation (the "Accelerating Transaction"). The Company shall provide written notice to Warrantholder at least ten (10) days prior to the closing of the Accelerating Transaction. If Warrantholder exercises the Warrant after notice of the Accelerating Transaction and such Accelerating Transaction does not occur. Warrantholder may rescind any exercise of the purchase rights within five (5) days after notice of termination of the Accelerating Transaction.

3.      EXERCISE OF THE PURCHASE RIGHTS.

       The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part (no more than 2 parts), at any time, or from time to time, prior to the expiration of the term set forth in

Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the "Acknowledgment of Exercise") indicating the number of shares which remain subject to future purchases, if any.

       The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

                      X = Y(A-B)
                          ------
                            A

       Where:         X = the number of shares of Preferred Stock to be issued
                          to the Warrantholder.

                      Y = the number of shares of Preferred Stock requested
                          to be exercised under this Warrant Agreement.

                      A = the fair market value of one (1) share of Preferred
                          Stock.

                      B = the Exercise Price.

       For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

               (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

               (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

                      (a) if traded on a securities exchange, the fair market
               value shall be deemed to be the product of (x) the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise; or

                      (b) if actively traded over-the-counter, the fair market
               value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ National Market system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

               (iii) if at any time the Common Stock is not listed on any securities exchange or quoted on the NASDAQ National Market System or the over-the-counter market, the current fair market value of Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Preferred Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

       Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.      RESERVATION OF SHARES.

       (a) Authorization and Reservation of Shares. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

5.      NO FRACTIONAL SHARES OR SCRIP.

       No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.      NO RIGHTS AS SHAREHOLDER.

       This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.      WARRANTHOLDER REGISTRY.

       The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.      ADJUSTMENT RIGHTS.

       The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

       (a) Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible. Notwithstanding this subparagraph 8(a), the term of this Warrant shall be limited as described in subparagraph 2(b) hereof.

       (b) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

       (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

       (d) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the

Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

       (e) Antidilution Rights. Additional antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as Exhibit ___ (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter. The Company shall provide Warrantholder with the same notice provided to holders of the Series D Preferred Stock as set forth in the Charter, if any, written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant, which notice shall be in the form of a Certificate of Adjustment to be delivered pursuant to Article IV Section 4(k) of the Charter.

       (f) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event;
(iv) there shall be an initial public offering; or (v) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder the same notice provided to holders of the Series D Preferred Stock as set forth in the Charter, if any.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

       (a) Reservation of Preferred Stock. The Preferred Stock issuable upon exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under the Company's By Laws, state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Preferred Stock upon exercise of this Warrant shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

       (b) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Leases and this Warrant Agreement do not violate the Company's Charter or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Leases and this Warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms Subject to applicable bankruptcy and insolvency and other similar laws affecting the rights of creditors generally and, rules of law concerning equitable remedies and public policy concerns.

       (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

       (d) Issued Securities. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

               (i) The authorized capital of the Company consists of (A) 40,000,000 shares of Common Stock, of which 9,942,550 shares are issued and outstanding, (B) 13,703,287 shares of Preferred Stock, of which 12,376,251 shares are issued and are as of the date hereof outstanding and are convertible into 12,376,251 shares of Common Stock.

               (ii) The Company has reserved 6,418,300 shares of Common Stock for issuance under its 1996 Equity Incentive Plan (the "Plan"), of which options to purchase 5,627,800 shares have been granted with 4,683,800 of such options having been exercised. The Company has repurchased 505,250 shares of its Common Stock issued under the Plan. There are 189,000 options granted outside the plan, 4,000 of these options have been exercised. 42,000 warrants for Series B preferred stock have been issued to Comdisco. There are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

       (e) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

       (f) Exempt Transaction. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof.

       (g) Compliance with Rule 144. At the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule if the Company is in compliance with such Rule, as such Rule may be amended from time to time.

10.     REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

       This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

       (a) Investment Purpose. This Warrant or the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

       (b) Private Issue. The Warrantholder understands (i) that the Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

       (c) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition of this Warrant or the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein unless and until
(i) it shall have notified the Company of the proposed disposition and obtained the Company's prior written consent to such transfer, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of this Warrant or Preferred Stock issuable on the exercise of the Warrantholder's rights contained herein do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933

Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

       (d) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

       (e) Risk of No Registration. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to
Section 15(d), of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

       (f) Accredited Investor. Warrantholder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

11.      TRANSFERS.

       Subject to the terms and conditions contained in Section 10 hereof and the Company's Charter and Bylaws, this Warrant and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed one (1) transfer. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. The Company shall have the right to refuse to transfer any portion of this Warrant to any person who is a competitor of the Company or who is not an accredited investor under the 1933 Act.

12.     MISCELLANEOUS.

       (a) Effective Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

       (b) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

       (c) Governing Law. This Warrant shall be governed by and construed for all purposes under and in accordance with the laws of the State of California.

       (d) Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       (e) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: James Labe, Venture Group, cc: Legal Department, attn: General Counsel, (and/or, if by facsimile,
(847) 518-5465 and (847) 518-5088) and (ii) to the Company at 10495 N. De Anza
Blvd., Cupertino, CA 95014, attention:

CFO (and/or if by facsimile, (408) 873-4410, cc: Cooley Godward, 1 Maritime Plaza, San Francisco, CA 94111, Attn: Karyn Smith, or if by facsimile (415) 951-3699 or at such other address as any such party may subsequently designate by written notice to the other party.

       (f) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

       (g) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

       (h) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant Agreement.

       (i) Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

       (j) Amendments. Any provision of this Warrant may be amended by a written instrument signed by the Company and by the Warrantholder.

       (k) Additional Documents. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

       IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by its officers thereunto duly authorized as of the Effective Date.

                                            COMPANY: PACKETEER, INC.

                                            By: /s/ BRETT D. GALLOWAY
                                               ---------------------------------

                                            Title: Chief Operating Officer
                                                  ------------------------------

                                            WARRANTHOLDER: COMDISCO, INC.

                                            By: /s/ JILL C. HANSES
                                               ---------------------------------

                                            Title: Senior Vice President
                                                  ------------------------------

                                    EXHIBIT I

                               NOTICE OF EXERCISE

To:    ________________________

(1) The undersigned Warrantholder hereby elects to purchase _____ shares of the Series _____ Preferred Stock of __________ , pursuant to the terms of the Warrant dated the _____ day of , 19__ (the "Warrant") between ____________________ and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Series _____ Preferred Stock of __________________________________ , the undersigned hereby confirms and acknowledges the investment representations and warranties made in
       Section 10 of the Warrant.

(3) Please issue a certificate or certificates representing said shares of Series _____ Preferred Stock in the name of the undersigned or in such other name as is specified below.


__________________________________
(Name)


__________________________________
(Address)

WARRANTHOLDER:  COMDISCO, INC.

By: ______________________________

Title:____________________________

Date:_____________________________

                                   EXHIBIT II

                           ACKNOWLEDGMENT OF EXERCISE

        The undersigned ____________________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase _______ shares of the Series _______ Preferred Stock of ____________________, pursuant to the terms of the Warrant, and further acknowledges that _______ shares remain subject to purchase under the terms of the Warrant.

                                           PACKETEER, INC.:

                                            By:_________________________________

                                            Title:______________________________

                                            Date:_______________________________

                                   EXHIBIT III

                                 TRANSFER NOTICE

(TO TRANSFER OR ASSIGN THE FOREGOING WARRANT EXECUTE THIS FORM AND SUPPLY REQUIRED INFORMATION. DO NOT USE THIS FORM TO PURCHASE SHARES.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby transferred and assigned to

___________________________________________________________
(Please Print)

whose address is___________________________________________

___________________________________________________________


                      Dated:_______________________________

                      Holder's Signature:__________________

                      Holder's Address:____________________

                      _____________________________________


Signature Guaranteed: _____________________________________

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                     ADDENDUM TO THE MASTER LEASE AGREEMENT
                            DATED AS OF JUNE 3, 1997
                     BETWEEN COMDISCO, INC., AS LESSOR, AND
                           PACKETEER, INC., AS LESSEE


     The undersigned hereby agree that the terms and conditions of the above-referenced Master Lease Agreement are amended and modified as follows:

1.   SECTION 3, "RENT AND PAYMENT"

     Delete the second sentence in its entirety.

     In line 3 after the words "is not made" insert "within five (5) days of the date..."

2.   SECTION 5, "TITLE: RELOCATION OR SUBLEASE: AND ASSIGNMENT"

     Subsection 5.2, second paragraph, line 8, add the word "reasonably" after the word "documents."

     Subsection 5.3, paragraph (b), first sentence, line 1, add the phrase "After receipt of written notice of assignment from Lessor" before the word "Lessee".

3.   SECTION 6, "NET LEASE: TAXES AND FEES"

     Subsection 6.2, line 1, add the words "or before a penalty is assessed thereon" after the word "due".

     Subsection 6.2, add the following paragraph at the end of this subsection:

     "Lessee shall not be liable for any taxes, fees or charges to the extent the same result from any sale or assignment or grant of security interest by Lessor, or to the extent any such action increases the taxes, fees or charges that would otherwise be payable. Lessee shall have the right to contest by proper legal proceedings any taxes levied, as agent for or in the name of Lessor. Lessor will cooperate in any legal proceedings being prosecuted by Lessee with regard to any taxes, but Lessee will pay the expenses in such litigation. Lessee shall have the right to contest in good faith and by appropriate proceeding the validity or the amount of taxes unless such contest would adversely affect the title of the Lessor to the Equipment or would subject it to forfeiture or sale. Lessee shall have the rights to any refund received as a result of any such contest or proceeding to the extent Lessee has previously reimbursed Lessor for such taxes."


                                       1.

4. SECTION 7, "CARE, USE AND MAINTENANCE: ATTACHMENTS AND RECONFIGURATIONS; AND INSPECTION BY LESSOR"

     Subsection 7.1, second sentence, line 4, insert "at commercially reasonable prices" after "commercially available"; line 7, after the words "another party acceptable to Lessor", add the words "including self-maintenance by Lessee"; line 7, after the words "copy of that contract", add the words "after request from Lessor"; last sentence, insert the following at the end thereof: "or Lessee has exercised its option to purchase such Equipment."

5.   SECTION 8, "REPRESENTATIONS AND WARRANTIES OF LESSEE"

     Introductory paragraph, line 3, after the words "executed hereunder", insert the words "unless otherwise disclosed on the "Disclosure Schedule" attached hereto".

     Paragraph (b), line 3, delete the word "Articles" and substitute "Certificate"; line 6, insert "material" after the words "under, any"; line 11, insert "and public policy concerns" after the words "equitable remedies".

     Paragraph (g), last line, insert "and public policy concerns" after the words "equitable remedies".

6.   SECTION 9

     Second sentence, insert "and provided that the Equipment is not purchased or the term extended as permitted by the applicable Schedule" after "Schedule".

7.   SECTION 11, "INDEMNITY"

     First sentence, line 6, after the word "Equipment", delete the words "during the term of this Master Lease or until Lessee's obligations under the Master Lease terminate" and insert "arising from acts or events during the period from the Commencement Date of each Summary Equipment Schedule until re-delivery of the Equipment to Lessor in accordance with the terms of this Master Lease." Second sentence, line 3, insert "or wilful misconduct" after the words "negligent acts".

8.   SECTION 12, "RISK OF LOSS"

     First paragraph, tenth line, insert "reasonably" after the word
"insurance".

9.   SECTION 13, "DEFAULT, REMEDIES AND MITIGATION"

     Subsection 13.1:

          Paragraph (b), line 1, insert "the applicable" before the word "Schedule"

                                       2.

            Paragraph (c), line  , insert the following after "foregoing":
"which petition, appointment, proceeding or action is not dismissed, stayed or vacated within sixty (60) days in the case of a proceeding or action commenced against Borrower."

      Subsection 13.2, introduction, insert "and during the continuance" after the word "occurrence."

      Subsection 13.2, paragraph (c), line 5, substitute "6.75% for "6%"

      Subsection 13.2, paragraph (d), line 5, insert "or wilful misconduct" after "negligence"

      Subsection 13.3, second sentence, line 1, insert "AND TO THE EXTENT PERMITTED BY LAW" after the words "IN THIS SECTION"; third sentence, line 8, insert "After notice to Lessee," before the words "Lessor may".

      Subsection 13.3(a), line 2, insert "discounted to the time of sale at the rate set forth in Paragraph 13.2(c)" after the words "initial Term".

10.   SECTION 14, "ADDITIONAL PROVISIONS"

      Subsection 14.1, "Board Attendance." Delete this section in its entirety.

      Subsection 14.2, "Financial Statements." Delete the first sentence in its entirety and replace it with the following:

      "As soon as practicable at the end of each month (and in any event within thirty (30) days), Lessee will provide to Lessor a monthly income statement and balance sheet prepared in accordance with generally accepted accounting principles, consistently applied (except that such financial will not include footnotes required by generally accepted accounting principles) (the "Financial Statements")."

      Subsection 14.2, line 11, delete the words "tax returns" and insert in line 12, after the words "principal creditors" the words, "but excluding tax returns".

      Subsection 14.3, clause (i), delete the words "Lessee is in default" and substitute the words "an Event of Default has occurred and is continuing"; clause (iii) is deleted, and (iv) is re-numbered accordingly.

      Subsection 14.4, "Merger and Sale Provisions." In line 2, delete "sixty
      (60)" and replace with "ten (10)". In line 2, after the words "in its" add the word "reasonable". In line 8, delete "6%" and replace with "6.75%". In line 10 after the words "with Section 9" add "or purchase the Equipment for an amount equal to the present value (discounted at 6.75%) of the purchase option price set forth in the Schedule, at Lessee's option." To the end of this Section, add the following:



                                       3.

          "Notwithstanding the foregoing, Lessor hereby consents to any Merger in which the surviving entity has a net worth equal to or greater than five (5) times the present value of the remaining monthly installments, discounted at U.S. Treasury rate(s) of comparable maturity to the remaining term and such entity or transferee has a net worth of at least $5,000,000.

     Subsection 14.7, second sentence, add the following at the end thereof:
"except any permitted assignment in accordance with the terms of Subsection
14.4 of this Master Lease."

     Subsection 14.9, line 5, insert "applicable" before "Schedule".

     Subsection 14.10, change "Illinois" to "California" in lines 2 and 4.

     Subsection 14.13, insert at the end of the first sentence, line 2, the following "until purchase of the related Equipment pursuant to the terms of this Master Lease".

     Subsection 14.14, line 4, insert "reasonably" before "acceptable" and in line 5, insert "(a), (b) and (c)" after "8".

     Subsection 14.16 is hereby deleted in its entirety.

     Subsection 14.18, "Definitions":

     "Casualty Value", line 1, insert "present value of the" after the words "greater of the" and line 2, insert "discounted at a rate of 6.75% per annum" after the word "term".

     Delete the definition of "Interim Rent," in its entirety.

     In line 4 of the definition "Merger" following the word "entity", add the words ",provided that no such transactions shall constitute a Merger unless the Lessee's stockholders, as constituted, immediately before any such transaction, hold less than fifty percent (50%) of the outstanding voting securities of the Lessee immediately following such transaction".


                                       4.

     In line 4 of the definition of "Summary Equipment Schedule", delete the word "quarter" and replace it with "month."


PACKETEER, INC.                         COMDISCO, INC.



By: /s/ BRETT GALLOWAY                  By: /s/ JAMES P. LABE
   ------------------------------          -------------------------------------
                                               JAMES P. LABE,
Title: COO/CFO                          Title: PRESIDENT COMDISCO VENTURES
                                               DIVISION
Date: 6/5/97                            Date: 6/10/97



                                       5.